4. Loan Servicing	12 Months Ended
Dec. 31, 2014
Transfers and Servicing of Financial Assets [Abstract]
Note 4. Loan Servicing

Note 4.  Loan Servicing

Mortgage loans serviced for others are not included in the accompanying consolidated balance sheets. The unpaid principal balances of mortgage loans serviced for others were $195,860,406 and $193,751,501 at December 31, 2014 and 2013, respectively. Net gain realized on the sale of loans was $460,505 and $778,203 for the years ended December 31, 2014 and 2013, respectively.

The following table summarizes changes in mortgage servicing rights for the years ended December 31,

	2014	2013

Balance at beginning of year	$1,329,079	$1,009,623
Mortgage servicing rights capitalized	209,713	274,253
Mortgage servicing rights amortized	(250,955)	(317,865)
Change in valuation allowance	24,128	363,068
Balance at end of year	$1,311,965	$1,329,079